UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 9, 2017

Sanchez Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1000 Main Street, Suite 3000
Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities A.ct (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02Results of Operations and Financial Condition.

On August 15, 2017, Sanchez Midstream Partners LP (the “Partnership”) issued a press release announcing its financial results for the quarter and six months ended June 30, 2017. A copy of the press release is furnished as a part of this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 5.03Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2017, the general partner of the Partnership entered into that certain Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “LPA Amendment”), pursuant to which the calculation of the financial covenant required to be satisfied prior to making distributions to Junior Securities or Parity Securities (as defined in the LPA Amendment) was amended and clarified and a tax-related update was made.

The foregoing description of the LPA Amendment does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01Other Events.

On August 9, 2017, the board of directors of the general partner of the Partnership declared a second quarter 2017 cash distribution on its common units of $0.4441 per unit ($1.7764 per unit annualized) payable on August 31, 2017 to holders of record on August 22, 2017. The Partnership also declared a second quarter distribution on the Class B preferred units and elected to pay the distribution in cash. Accordingly, the Partnership declared a cash distribution of $0.28225 per Class B preferred unit payable on August 31, 2017 to holders of record on August 22, 2017. A copy of the press release announcing the distributions is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

y
Exhibit No.	Exhibit

3.1	Amendment No. 2 to Second Amended and Restated Agreement of Limited Partnership of Sanchez Midstream Partners LP

99.1	Press Release, dated August 15, 2017

99.2	Press Release, dated August 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ MIDSTREAM PARTNERS LP
By: Sanchez Midstream Partners GP LLC, its general partner

Date: August 15, 2017	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Exhibit

3.1	Amendment No. 2 to Second Amended and Restated Agreement of Limited Partnership of Sanchez Midstream Partners LP

99.1	Press Release, dated August 15, 2017

99.2	Press Release, dated August 9, 2017